                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                          9 1/8% SENIOR NOTES DUE 2011

                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

                     MERISTAR HOSPITALITY FINANCE CORP. III

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON      --     ,
    UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF INITIAL NOTES MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

       Delivery to: U.S. Bank Trust National Association, Exchange Agent

   By Registered or Certified Mail:                 By Facsimile:                  By Overnight Courier or Hand:
       U.S. Bank Trust National           (for Eligible Institutions only)           U.S. Bank Trust National
              Association                          (651) 244-1537                           Association
         180 East Fifth Street                  Confirm by Telephone:                  180 East Fifth Street
          St. Paul, MN 55101                       (651) 244-8161                       St. Paul, MN 55101
       Attn: Specialized Finance                                                     Attn: Specialized Finance

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.


     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated      --     , 2002 (the "Prospectus"), of MeriStar Hospitality
Operating Partnership, L.P., a Delaware limited partnership (the "Company"), and MeriStar Hospitality Finance Corp. III, a Delaware corporation (the "Co-Issuer" and, together with the Company, the "Issuers"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange $200,000,000 in aggregate principal amount of their 9 1/8% Senior Notes due 2011 (the "Exchange Notes"), for $200,000,000 aggregate principal amount of their outstanding 9 1/8% Senior Notes due 2011 (the "Initial Notes") that were issued in a private offering, exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").


     For each Initial Note accepted for exchange, the holder of such Initial Note will receive an Exchange Note having a principal amount equal to that of the surrendered Initial Note.

     This Letter is to be completed by a holder of Initial Notes either if certificates are to be forwarded herewith or if a tender of certificates for Initial Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Existing Notes-Book-Entry Delivery Procedure" section of the Prospectus and an Agent's Message (as defined herein) is not delivered. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates (or cannot obtain a confirmation of the book-entry tender of their Initial Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") on a timely basis) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Terms of the Exchange Offer -- Procedures for Tendering Existing Notes-Guaranteed Delivery Procedure" section of the Prospectus. See Instruction 1.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to exchange their Initial Notes must complete this Letter in its entirety.

     The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the Exchange Agent.

     List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed to this Letter.

-----------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF INITIAL NOTES
                                                  (SEE INSTRUCTION 2)
-----------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                           AGGREGATE PRINCIPAL      PRINCIPAL AMOUNT
 EXACTLY AS NAME(S) APPEAR(S) ON INITIAL NOTES        CERTIFICATE         AMOUNT REPRESENTED           TENDERED
          (PLEASE FILL IN, IF BLANK)                  NUMBER(S)*            BY CERTIFICATE       (IF LESS THAN ALL)**
-----------------------------------------------------------------------------------------------------------------------

                                                -------------------------------------------------------------------

                                                -------------------------------------------------------------------

                                                -------------------------------------------------------------------

                                                -------------------------------------------------------------------

                                                -------------------------------------------------------------------

                                                -------------------------------------------------------------------
                                                         TOTAL
-----------------------------------------------------------------------------------------------------------------------


  * Need not be completed if Initial Notes are being tendered by book-entry transfer.


 ** Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Initial Notes. See Instruction 2. Initial Notes tendered hereby must be in integral multiples of $1,000. See Instruction 1.

--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
   -----------------------------------------------------------------------------
    Account Number: ---------------     Transaction Code Number: ---------------

    By crediting Initial Notes to the Exchange Agent's Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of Initial Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):
   -----------------------------------------------------------------------------
    Window Ticket Number (if any):
   -----------------------------------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
   --------------------------------------------------------------------
    Name of Eligible Institution that Guaranteed Delivery:
   ------------------------------------------------------------------

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number: ---------------     Transaction Code Number: ---------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
  ------------------------------------------------------------------------------
    Address:
  ------------------------------------------------------------------------------
  ------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers for exchange the aggregate principal amount of Initial Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Initial Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers in connection with the Exchange Offer) with respect to the tendered Initial Notes with full power of substitution to (i) deliver such Initial Notes, or transfer ownership of such Initial Notes on the account books maintained by the Book-Entry Transfer Facility, to the Issuers and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Initial Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Initial Notes, including rating rights, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchases Initial Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes and are not participating in, and do not intend to participate in, the distribution of the Exchange Notes. The undersigned acknowledges that the Issuers do not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned acknowledges that any holder that is an affiliate of the Issuers, or is participating in or intends to participate in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, (i) cannot rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     The undersigned hereby further represents that (i) any Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder; (ii) such holder or other person has no arrangement or understanding with any person to participate in, a distribution of such Exchange Notes within the meaning of the Securities Act and is not participating in, and does not intend to participate in, the distribution of such Exchange Notes within the meaning of the Securities Act and (iii) such holder or such other person is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers or, if such holder or such other person is an affiliate, such holder or such other person will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaging in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale, offer to resell or other transfer of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


     The undersigned also warrants that acceptance of any tendered Initial Notes by the Issuers and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Issuers of certain of their obligations under the Registration Rights Agreement that they entered into in connection with the sale of the Initial Notes.


     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in this Letter.

     The undersigned understands that tenders of the Initial Notes pursuant to any one of the procedures described under "The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Existing Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Terms of the Exchange
Offer -- Conditions to the Exchange Offer" the Issuers may not be required to accept for exchange any of the Initial Notes tendered. Initial Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Notes, please credit the account indicated above maintained at the Book Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Initial Notes accepted for exchange (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the names of the person(s) so indicated. The undersigned recognizes that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Initial Notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the Initial Notes so tendered for exchange.

     THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN INITIAL NOTES, HAS GRANTED AUTHORITY TO THE BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH INITIAL NOTES AS OF THE DATE OF TENDER OF SUCH INITIAL NOTES TO EXECUTE AND DELIVER THIS LETTER AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

---------------------------------------------------------------
                 SPECIAL ISSUANCE INSTRUCTIONS
                 (SEE INSTRUCTIONS 3, 4 AND 5)

         To be completed ONLY if certificates for Initial
     Notes not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Initial Notes accepted for exchange, are to be issued in the name of and sent to someone other than the undersigned, or if Initial Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

     Issue (certificates) to:

     Name(s):
     -----------------------------------------------------
     (PLEASE TYPE OR PRINT)

     -----------------------------------------------------
                    (PLEASE TYPE OR PRINT)

     Address:
     -----------------------------------------------------

     -----------------------------------------------------
                      (INCLUDE ZIP CODE)

     -----------------------------------------------------

      (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                (COMPLETE SUBSTITUTE FORM W-9)

     ( ) Credit unexchanged Initial Notes delivered by book-entry transfer to the Book-Entry Transfer
         Facility account set forth below.

     -----------------------------------------------------
     (BOOK-ENTRY TRANSFER FACILITY
     ACCOUNT NUMBER, IF APPLICABLE)
---------------------------------------------------------------

---------------------------------------------------------------
                 SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTIONS 3, 4 AND 5)

         To be completed ONLY if certificates for Initial
     Notes not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Initial Notes accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than shown in the box entitled
     "Description of Initial Notes" above.

     Mail to:

     Name(s):
     -----------------------------------------------------
     (PLEASE TYPE OR PRINT)

     -----------------------------------------------------
                    (PLEASE TYPE OR PRINT)

     Address:
     -----------------------------------------------------

     -----------------------------------------------------
                      (INCLUDE ZIP CODE)

     -----------------------------------------------------

       TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                (COMPLETE SUBSTITUTE FORM W-9)

---------------------------------------------------------------

IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER
           OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR INITIAL NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE

            (TO BE COMPLETED BY ALL TENDERING HOLDERS WHETHER OR NOT
              INITIAL NOTES ARE BEING PHYSICALLY TENDERED HEREBY)

     (PLEASE ALSO COMPLETE AND RETURN THE ACCOMPANYING SUBSTITUTE FORM W-9)

x
------------------------------------------------------------  ---------------------------------------
x
------------------------------------------------------------  ---------------------------------------
                  SIGNATURE(S) OF OWNER(S)                                     DATE



Area Code and Telephone Number:
                                      ----------------------

  If a holder is tendering any Initial Notes, this Letter must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Initial Notes or on a security position listing as the owner of Initial Notes by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter. If Initial Notes to which this Letter relates are held of record by two or more joint holders, then all such holders must sign this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to so act. See Instruction 3.

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                 SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:
                                      ---------------
                                                            (AUTHORIZED
SIGNATURE)
--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                          (ADDRESS, INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:
---------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND INITIAL NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by noteholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Existing Notes -- Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Initial Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in denominations of principal amount that are integral multiples of $1,000. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Initial Notes which are subject to the Book-Entry Confirmation and that such participant has received and agrees to be bound by this Letter and that the Issuers may enforce this Letter against such participant.

     Noteholders who wish to tender their Initial Notes and (a) whose certificates for Initial Notes are not immediately available, or (b) who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or (c) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Initial Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Initial
Notes -- Guaranteed Delivery Procedure" section of the Prospectus. Pursuant to such procedures,

          (i) such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

          (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu hereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Initial Notes and the amount of Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Initial Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and

          (iii) the certificates for all physically tendered Initial Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Initial Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Initial Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     Tenders of Initial Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any series of Initial Notes is tendered, the tendering holder(s) should fill in the principal amount of Initial Notes to be tendered in the box above entitled "Description of Initial Notes." The entire principal amount of the series of Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Initial Notes is not tendered, then Initial Notes for the principal amount of that series of Initial Notes not tendered and Exchange Notes issued in exchange for any such Initial Notes accepted will be sent to the holder at his or her registered address, unless otherwise provided in the appropriate box on this Letter, promptly after the Initial Notes are accepted for exchange.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates representing such Initial Notes without alteration, enlargement or any change whatsoever.

     If this Letter is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Initial Notes.

     If any tendered Initial Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Initial Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Initial Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with the Letter.

     Endorsements on certificates for Initial Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank, a clearing agency, insured credit union, a savings association or trust company having an office or correspondent in the United States or an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution if the Initial Notes are tendered: (i) by a registered holder of Initial Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Initial Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Initial Notes should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes issued pursuant to the Exchange Offer, or substitute Initial Notes not tendered or accepted for exchange, are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. IMPORTANT TAX INFORMATION.

     THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT A TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO IT (INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL, NON-UNITED STATES AND OTHER TAX LAWS) OF THE OFFER. CERTAIN HOLDERS (INCLUDING AMONG OTHERS INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS AND FOREIGN TAXPAYERS) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE STATE, LOCAL, NON-UNITED STATES AND OTHER TAXES.

     Under the U.S. federal income tax laws, payments that may be made by the Issuers on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding. In order to avoid such backup withholding, each tendering holder should provide to the Exchange Agent or the Issuers a completed and signed Substitute Form W-9 included in this Letter and either (a) in the Substitute Form W-9 provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct that the holder is a U.S. person (including a U.S. resident alien) and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) if applicable provide the Exchange Agent or the Issuers with an adequate basis, as described in the next paragraph, for exemption from backup withholding. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Issuers (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain a portion, determined according to the applicable backup withholding rate, of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Issuers with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Issuers (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Issuers with his or her TIN within such sixty (60) day period, the Issuers (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuer is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Holders exempt from backup withholding and reporting requirements should furnish their TIN, write "Exempt" in the appropriate place on the face of the Substitute Form W-9, and sign, date and return the form to the Exchange Agent or the Issuers. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Initial Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Initial Notes to be deemed invalidly tendered, but may require the Issuers (or the Paying Agent) to withhold a portion of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional U.S. federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained if the required information is furnished to the IRS.

6. TRANSFER TAXES.

     The Issuers will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes or substitute Initial Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Issuers or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter.

7. WAIVER OF CONDITIONS.

     The Issuers reserve the absolute right to amend, waive or modify, in whole or in part, any or all conditions to the Exchange Offer.

8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

     Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

     Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the Initial Notes have been replaced.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11. INCORPORATION OF LETTER OF TRANSMITTAL.

     This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Initial Notes so tendered.

12. WITHDRAWALS.

     Tenders of Initial Notes may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Withdrawal of Tenders" in the Prospectus.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

           PLEASE CAREFULLY READ THE IMPORTANT TAX INFORMATION BELOW

------------------------------------------------------------------------------------------------------------------------
                             PAYER'S NAME: MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                          PART I -- PLEASE PROVIDE YOUR TAXPAYER        --------------------------------------
                                    IDENTIFICATION NUMBER IN THE BOX AT RIGHT     Social Security Number(s)
FORM W-9                            AND CERTIFY BY SIGNING AND DATING BELOW. See
DEPARTMENT OF THE TREASURY          the enclosed "Guidelines for Certification    OR
INTERNAL REVENUE SERVICE            of Taxpayer Identification Number on         --------------------------------------
                                    Substitute Form W-9" for instructions.        Employer Identification Number(s)
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)
------------------------------------------------------------------------------------------------------------------------

                                    PART II -- For Payees Exempt from Backup Withholding (see enclosed Guidelines)*
 PLEASE FILL IN YOUR
 NAME AND ADDRESS BELOW             CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
 NAME:                              (1) The number shown on this form is my correct taxpayer identification number (or I
 ---------------------------------      am waiting for a number to be issued to me),
--------------------------------    (2) I am not subject to backup withholding either because I have not been notified
 ADDRESS (NUMBER AND STREET)        by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified
 --------------------------------       me that I am no longer subject to backup withholding, and
 CITY, STATE AND ZIP CODE
                                    (3) I am a U.S. person (including a U.S. resident alien).
                                   --------------------------------------------------------------------------------
                                   Signature: ------------------------------Date: ----------
------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION GUIDELINES -- You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return.
 However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
------------------------------------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, a portion, determined according to the applicable backup withholding rate, of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and a portion, determined according to the applicable backup withholding rate, of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:                                                      Date: -----------------------
------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN THE APPLICATION OF
      BACKUP WITHHOLDING TO ANY PAYMENTS MADE TO YOU UNDER THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

  GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                                    FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

       ------------------------------------------------------------------

                                          GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                 NUMBER OF --
----------------------------------------------------------------------
 1.  An individual's account              The individual
 2.  Two or more individuals (joint       The actual owner of the
     account)                             account or, if combined
                                          funds, the first individual
                                          on the account(l)
 3.  Husband and wife (joint account)     The actual owner of the
                                          account or, if joint funds,
                                          either person(1)
 4.  Custodian account of a minor         The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)      The adult or, if the minor
                                          is the only contributor, the
                                          minor(1)
 6.  Account in the name of guardian,     The ward, minor or
     or committee for a designated        incompetent person(3)
     ward, minor or incompetent person
 7.  a. The usual revocable savings       The grantor-trustee(l)
     trust account (grantor is also
        trustee)
     b. So-called trust account that      The actual owner(l)
     is not a legal or valid trust
        under State law
----------------------------------------------------------------------
                                          GIVE THE EMPLOYER IDEN-
FOR THIS TYPE OF ACCOUNT:                 TIFICATION NUMBER OF --
----------------------------------------------------------------------
 8.  Sole proprietorship account          The owner(4)
 9.  A valid trust, estate, or pension    The legal entity(5)
     trust
10.  Corporate account                    The corporation
11.  Religious, charitable, or            The organization
     educational organization account
12.  Partnership account held in the      The partnership
     name of the business
13.  Association, club or other           The organization
     tax-exempt organization
14.  A broker or registered nominee       The broker or nominee
15.  Account with the Department of       The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school
     district, or prison) that
     receives agricultural program
     payments

------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner. You may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(5) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

  If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

  Payees specifically exempted from backup withholding on ALL payments include the following:

- A corporation.
- A financial institution.
- An organization exempt from tax under Section 501(a) of the Internal Revenue Code, as amended (the "Code"), or an individual retirement plan or a custodial account under Section 403(b)(7) of the Code.
- The United States, or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
- An international organization or any agency, or instrumentality thereof.
- A registered dealer in securities or commodities registered in the U.S., or a possession of the U.S.
- A real estate investment trust.
- A common trust fund operated by a bank under Section 584(a) of the Code.
- An entity registered at all times under the Investment Company Act of 1940.
- A foreign central bank of issue.

  Payments of interest not generally subject to backup withholding include the following:
- Payments of interest on obligations issued by individuals.

  NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).
- Payments described in section 6049(b)(5) of the Code to non-resident aliens.
- Payments on tax-free covenant bonds under Section 1451.
- Payments made by certain foreign organizations.
- Payments made to a nominee.

  Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. File this form with the Payer, furnish your taxpayer identification number, write "EXEMPT" in the blank space at the top of Part II on the face of the form, sign and date the form and return it to the Payer.

  If You are a Nonresident Alien or a Foreign Entity Not Subject to Backup Withholding, File a Completed Internal Revenue Service Form W-8BEN or Form W-8ECI, as applicable, with the Payer.

  Certain payments other than interest not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the regulations promulgated thereunder.

PRIVACY ACT NOTICE. -- Section 6109 of the Code requires you to give your correct TIN to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold a portion, determined according to the applicable backup withholding rate, of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.